Exhibit 99.2

Full Year and Fourth Quarter 2016 Earnings Call Presentation CALIFORNIA WATER SERVICE GROUP February 23, 2017

Forward-Looking Statements This presentation contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("Act"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management's judgment about the California drought and winter storm conditions and their effect on the Company. Words such as would, expects, intends, plans, believes, estimates, assumes, anticipates, projects, predicts, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to uncertainty and changes in circumstances. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause a result different than expected or anticipated include, but are not limited to: governmental and regulatory commissions' decisions; changes in regulatory commissions' policies and procedures; the timeliness of regulatory commissions' actions concerning rate adjustments; eminent domain actions affecting our water systems; electric power interruptions; the ability to successfully implement conservation measures; changes in customer water use patterns; the impact of weather and climate on water sales and operating results; and, other risks and unforeseen events. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the annual 10-K, Quarterly 10-Q, and other reports filed from time-to-time with the Securities and Exchange Commission (SEC). The Company assumes no obligation to provide public updates of forward-looking statements. 2

Today’s Participants Marty Kropelnicki President & CEO 3 Paul Townsley Vice President, Regulatory Matters & Corporate Development Tom Smegal Vice President, CFO & Treasurer

Presentation Overview Financial Results Financial Highlights 2016-2015 EPS Bridge Return on Equity Reconciliation California GRC Update Drought and Winter Storm Update Cap Ex 2007 Recorded to 2018 Projected Rate Base 2014 recorded to 2019 projected Net WRAM Balances 2010-2016 What the Company Expects in 2017 4

Financial Results – Full Year (amounts are in millions, except for EPS) 2015 2016 Variance Operating Revenue $588.4 $609.4 3.6% Operating Expenses 517.2 533.2 3.1% Income from Operations 71.2 76.2 7.1% Other Income/Loss 1.1 3.0 162.9% Net Interest 27.3 30.5 11.8% Net Income $45.0 $48.7 8.1% EPS $0.94 $1.01 7.5% 5

Financial Results – Fourth Quarter (amounts are in millions, except for EPS) Q4 2015 Q4 2016 Variance Operating Revenue $138.4 $150.9 9.0% Operating Expenses 123.4 129.6 5.0% Income from Operations 15.0 21.3 42.6% Other Income/Loss 0.9 1.6 74.2% Net Interest 7.4 7.8 6.0% Net Income $8.5 $15.1 78.0% EPS $0.18 $0.31 72.2% 6

Financial Highlights – Full Year Annual earnings increase of $3.7 million, largely attributable to: A $2.8 million increase from the resolution of several regulatory memorandum and balancing accounts in the Cal Water 2015 General Rate Case (GRC). A $1.9 million increase from the California Public Utilities Commission (CPUC) authorization to recover prior years incremental drought program costs of $2.9 million. A $1.9 million increase in other income mostly due to the resolution of litigation proceeds in the GRC settlement agreement. A $1.7 million increase due to higher estimated unbilled revenue as compared to the end of 2015. A $2.1 million decrease from the third quarter write-off of $3.2 million in treatment plant design costs for a joint water treatment plant with the City of Bakersfield. A $3.1 million decrease resulting from increased maintenance and interest expenses. Company- and developer-funded capital investments were $228.9 million. This is an increase of 29% compared to 2015. 7

EPS Bridge 2015 to 2016 8

Return on Equity Reconciliation 2016 California Adopted* Return on Equity 9.43% GAAP ROE Achieved 7.48% Regulatory ROE Achieved (Excludes equity-funded CWIP**) 9.03% *Other states adopted ROEs vary but do not affect overall CWT adopted ROE **Construction Work in Progress is excluded from Rate Base and associated interest is capitalized. The Company adds interest during construction into project costs once the project is completed and in service. 9 Regulatory ROE and Adjusted Regulatory ROE are not calculated in accordance with GAAP and exclude the special items noted above. See Exhibit A for a reconciliation of regulatory ROE and Adjusted Regulatory ROE to reported GAAP ROE.

California General Rate Case Update CPUC approved GRC settlement on December 15, 2016 2017 rates went into effect on January 1, increasing adopted revenue by $45 million Adopted water production costs increased $11 million Total adopted annual average rate base for all states will be approximately $1.1 billion for 2017 Due to decoupling in California , revenue will closely follow adopted revenue curve 10 See the Forward-Looking Statements for factors which could cause actual results to differ materially from the expectations presented here.

2017 California GRC Adopted Revenue by Month in millions 11 Total 2017 Adopted Revenue of $648.2M

California General Rate Case, continued 12 CPUC approved consolidating several small districts into regions, reducing rate impacts to isolated systems GRC resolved balances in several memorandum accounts, allowing for refund or recovery; the Company does not recognize memorandum accounts in its financials until they are approved for recovery by the CPUC Escalation increases of $17.2 million in 2018 and $16.3 million in 2019 are subject to earnings tests $30 million of aggregate advice letter revenue will be included in rates after completion of specific projects through 2019 See the Forward-Looking Statements for factors which could cause actual results to differ materially from the expectations presented here.

Drought and Winter Storm Update 13 California has moved from a five-year drought to one of the wettest years in California history As of February 21, precipitation in the northern Sierra is 150% of annual averages with two months left in the wet season Snow accumulations are 186% of average for the date Long-term effects of the drought on groundwater remain a concern Cal Water reduced its conservation mandates in July 2016 as required by the State Water Board, but has left emergency regulation in place until at least July 2017 Drought surcharges were suspended on July 29, 2016 Cal Water customers generally must meet a 10% voluntary conservation target First step toward permanent water use regulations was released by the State Water Board in January, the start of a multi-year process See the Forward-Looking Statements for factors which could cause actual results to differ materially from the expectations presented here.

Drought – Financial Effects Muted by Regulatory Mechanisms Cal Water has been “decoupled” (minimizes effect of sales and production costs on earnings) since 2008 with WRAM Sales decline generally do not reduce profits Revenue accrual, not included in WRAM, impacts timing of revenue During the drought, the WRAM receivable balance declined 2015 Drought costs were estimated at $4.3 million On December 15, 2016, Cal Water received approval to collect $2.9 million of drought costs from customers 2016 Drought costs are estimated at $4.3 million Cal Water will file to recover these amounts in 2017 Cal Water anticipates some ongoing costs to respond to the emergency regulations, in the range of $0.5-1.5 million in 2017 14 See the Forward-Looking Statements for factors which could cause actual results to differ materially from the expectations presented here.

Capital Investment History and Projection in millions *2017-2018 amounts are based upon Company projections including 2015 California Rate Case Decision CAGR = 13.0% (2007-2016) 15 See the Forward-Looking Statements for factors which could cause actual results to differ materially from the expectations presented here.

Regulated Rate Base of CWT in millions 16 *Includes estimated cumulative additions in years 2017-2019 of $28M, $96M, and $197M for advice letters. See the Forward-Looking Statements for factors which could cause actual results to differ materially from the expectations presented here.

Net WRAM Balance, end of year in millions 17

What the Company Expects for 2017 Cal Water will file an application for a review of its cost of capital with the CPUC at the end of March. The proceeding, which will include three other water utilities, would adopt debt and equity returns and capital structure for 2018. Company expects to invest between $200-220 million in capital in accordance with regulatory authorizations. Our focus areas for the year are to comply with California’s proposed Trichlorpropane (TCP) regulation, to pass 2018 escalation earnings tests, and to complete “advice letter” projects on schedule. Drought response will transition to implementation of long-term water use regulations. Effective tax rate is expected to be in the range from 37% to 39% as the company expects less of its 2017 investments will qualify for repairs deductions. 18 See the Forward-Looking Statements for factors which could cause actual results to differ materially from the expectations presented here.

DISCUSSION

Exhibit A: Explanation of Use of Certain Unaudited non-GAAP Measures The Company’s management uses certain non-GAAP measures to evaluate the Company’s performance. Management believes these measures provide useful information and are a better indicator of the Company’s core operating activities. Regulated Return on Equity (Regulated ROE) may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP ROE to Regulated ROE and Adjusted Regulated ROE adjusting for certain factors that the company excludes in determining its performance. The reconciling adjustment from GAAP ROE to Regulatory ROE is the removal of equity that supports construction work in progress (CWIP). None of the regulated subsidiaries of the company is allowed to earn a regulated return on CWIP. Management excludes CWIP from its Regulated ROE so that it can evaluate performance against the ROE included in its regulated ratemaking. 20

Exhibit A: Non-GAAP reconciliation 21 See the Forward-Looking Statements for factors which could cause actual results to differ materially from the expectations presented here. Net Income for the Year Ended December 31, 2016 (In Thousands) December 31, 2016 Return on Average Common Stockholders’ Equity Average Common Stockholders’ Equity (In Thousands) GAAP (as reported) $ 48,675 7.48% $ 650,813 Excluding special items: 2015 and 2014 average California construction work-in-progress (CWIP) net of short-term borrowings $ 111,619 Approved Regulatory Calculation (Excluding equity-funded CWIP) $ 48,675 9.03% $ 539,194 2016 Modified Average Common Stockholders’ Equity: For the Year Ended December 31, 2016 (In Thousands) For the Year Ended December 31, 2015 (In Thousands) California Water Service Group Total Common Stockholders' Equity GAAP (as reported) $ 659,471 $ 642,155 2016 average total common stockholders' equity $ 650,813 Excluding special items: California Construction Work In Progress net of short-term borrowings $ (87,379) $ (135,859) Modified total common stockholders' equity $ 572,092 $ 506,296 2016 modified average total common stockholders' equity $ 539,194